SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2002

Colley Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

000-33345

75-2926440

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(513) 721-3900

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On September 3, 2002, the Board of Directors of Colley Corporation issued a press release announcing the appointment of three independent directors to the Board of Directors:  Thomas C. Joseph, Edwin J. Rigaud and Chad P. Wick.  A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

On September 3, 2002, Walter Bartlett resigned from the Board of Directors of Colley Corporation.  Mr. Bartlett was appointed to the Board of Directors on July 13, 2002.  Mr. Bartlett resigned from the Board for personal reasons and will continue to serve the Board from time to time in an advisory capacity.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

     99     Press Release dated September 3, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Colley Corporation

Date: September 5, 2002

By:  /s/Roger W. Ach, II

        Roger W. Ach, II

        President

FOR IMMEDIATE RELEASE

CONTACT: Sue Craner (513) 721-3900

Colley Corporation

425 Walnut Street, Suite 2300

Cincinnati, Ohio 45202

NEWS RELEASE

COLLEY CORPORATION NAMES THREE NEW OUTSIDE BOARD MEMBERS

CINCINNATI, OHIO – September 3, 2002.  Colley Corporation (OTCBB “COLY”) has named three outside members to its Board.    The Board members are:

Thomas C. Joseph, Chief Executive Officer of MAN-O Products, Inc., a Cincinnati-based manufacturer of protective barrier skin creams for industry, house and garden and medical uses.

Edwin J. Rigaud, President of the National Underground Freedom Center.   After a 30 year career with Procter & Gamble, Mr. Rigaud retired from his position of Vice President, Government Relations in 1996 to take the position of Founding Executive Director of the National Underground Railroad Freedom Center.

Chad P. Wick, President and CEO of KnowledgeWorks Foundation.  Mr. Wick has been appointed to the National Advisory Council of the Education Commission of the States.  Prior to joining KnowledgeWorks, Mr. Wick co-founded RISE Learning Solutions, a nonprofit organization dedicated to improving the training of those that work with infants, children and youth.

Each of the outside Directors will chair a committee of the Board in the following areas—Audit, Compensation, Options and Nominating, which complies with the latest proposed regulations for NASDAQ and NYSE listed companies.

About Colley

Colley Corporation is the majority owner of GameBanc Corporation, a diversified Internet games company.    GameBanc operates www.Lottery.com, www.Cards.com, www.Regards.com, www.GameLand.com and www.Skillmoney.com, which covers the three most widely used platforms in the Internet Entertainment space—games, lottery and digital greetings.

FOR FURTHER INFORMATION CONTACT:

Sue Craner

sue@gamebanc.com

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Colley) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the industry, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Colley. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws and market competition factors.